Exhibit 99.1

DecisionPoint Announces Adjournment of Annual Meeting of Stockholders Due to Lack of Quorum

DELRAY BEACH, Flor., October 21, 2022 – DecisionPoint Systems, Inc. (the “Company”) (NYSE American: DPSI) today announced that the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) was convened on October 20, 2022 at 9:00 a.m. Pacific Time and adjourned, without any business being conducted, due to lack of the required quorum.

Due to the lack of quorum, the Annual Meeting was adjourned to allow additional time for the Company’s stockholders to vote on the proposals set forth in the Company’s definitive statement filed with the U.S. Securities and Exchange Commission on September 22, 2022 (the “Proxy Statement”).

The Annual Meeting will reconvene on November 17, 2022 at 9:00 a.m. Pacific Time via live webcast at https://www.cstproxy.com/decisionpt/2022. During the current adjournment, the Company continues to solicit votes from its stockholders with respect to the proposals set forth in the Company’s Proxy Statement.

Only shareholders of record, as of the record date, September 14, 2022 (the “Record Date”), are entitled to and are being requested to vote at the Annual Meeting, either in person or by proxy. Proxies previously submitted in respect of the Annual Meeting will be voted at the adjourned Annual Meeting unless properly revoked, and stockholders who have previously submitted a proxy or otherwise voted need not take any action.

The Company encourages all stockholders of record as of the Record Date, whom have not yet voted, to do so by November 16, 2022 at 11:59 p.m. (Eastern Time). Stockholders who have any questions or require any assistance with completing a proxy or voting instruction form or who do not have the required materials, may contact Continental Stock Transfer & Trust Company with a legal proxy by calling them at 917-262-2373, or by email at proxy@continentalstock.com.

About DecisionPoint Systems, Inc.

DecisionPoint Systems Inc. delivers mobility-first managed service and integration solutions to healthcare, supply chain, and retail customers, enabling them to make better and faster decisions in the moments that matter—the decision points. Our mission is to help businesses consistently deliver on those moments—accelerating growth, improving worker productivity, and lowering risks and costs.

For more information about DecisionPoint Systems, Inc., visit www.decisionpt.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 that are based on management’s beliefs and assumptions and on information currently available to management. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by forward-looking statements. Forward-looking statements in this press release may include statements about our plans to obtain funding for our current and proposed operations and potential acquisition and expansion efforts; the ultimate impact of the COVID-19 pandemic, or any other health epidemic, on our business, our clientele or the global economy as a whole; debt obligations of the company; our general history of operating losses; our ability to compete with companies producing products and services; the scope of protection we are able to establish and maintain for intellectual property rights covering our products and technology; the accuracy of our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our ability to develop and maintain our corporate infrastructure, including our internal controls; our ability to develop innovative new products; and our financial performance. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. We qualify all of our forward-looking statements by these cautionary statements. Forward-looking statements speak only as of the date they are made, and we do not undertake to update these statements other than as required by law. You are advised, however, to review any further disclosures we make on related subjects in our periodic filings with the Securities and Exchange Commission.

Investor Relations Contact:

ir@decisionpt.com